SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 22, 2003


                                VCA Antech, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                  001-16783                    95-4097995
 (State or Other Jurisdiction     (Commission                   (IRS Employer
    of Incorporation)             File Number)               Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

Reference is made to the press release of Registrant issued on October 22, 2003, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

         99.1 Press release dated October 22, 2003, regarding earnings guidance.

         99.2 Press release dated October 22, 2003, regarding earnings for the third quarter of fiscal 2003.


ITEM 12.  Results of Operations and Financial Condition

Reference is made to the press release of Registrant issued on October 22, 2003, regarding earnings for the third quarter of fiscal 2003, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as
Exhibit 99.2.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 22, 2003          VCA Antech, Inc.



                          /s/ Tomas W. Fuller
                          ----------------------------
                          By:  Tomas W. Fuller
                          Its: Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibits

         99.1 Press release dated October 22, 2003, regarding earnings guidance.

         99.2 Press release dated October 22, 2003, regarding earnings for the third quarter of fiscal 2003.


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